Basic and Diluted Loss Per Share (Details) - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Basic and Diluted Loss Per Share
Net loss attributable to shareholders of Evaxion Biotech A/S	$ (15,018)	$ (11,195)	$ (5,535)
Weighted-average number of ordinary shares outstanding	15,434,758	13,892,314	12,917,016
Loss per share before and after dilution	$ (0.97)	$ (0.81)	$ (0.43)